________________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             _____________________


                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                                 June 19, 2001
                       (Date of earliest event reported)

                          VESTA INSURANCE GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                1-12338                                 63-1097283
         (Commission File No.)              (IRS Employer Identification No.)

          3760 River Run Drive
          Birmingham, Alabama                             35243
(Address of principal executive offices)                (Zip Code)


                                 (205) 970-7000
              (Registrant's telephone number, including area code)


_______________________________________________________________________________
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Item 5.    Other Events.

   Vesta Insurance Group, Inc. is filing the attached form of underwriting agreement to be used in connection with its supplemental offering of common stock registered on Form S-3, Registration No.333-60634, declared effective by the Securities and Exchange Commission today, June 19, 2001.


Item 7.    Financial Statements and Exhibits.

    (c)    Exhibits

              Exhibit No.       Description
              -----------       -----------

                 1.1            Form of Underwriting Agreement
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


Dated as of  June 19, 2001


                              VESTA INSURANCE GROUP, INC.


                              By: /s/ Donald W. Thornton
                                  ------------------------------
                              Its: Senior Vice President-General
                                   Counsel and Secretary